                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 20, 2005
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                               CEPTOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

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           DELAWARE                333-105793                   11-2897392
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(State or Other Jurisdiction     (Commission                   (IRS Employer
        of Incorporation)        File Number)                Identification No.)

    200 International Circle, Suite 5100, Hunt Valley, Maryland       21030
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        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (410) 527-9998
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 20, 2005, our Board of Directors  increased the number of directors to three  directors.  In  accordance  with our bylaws for filling  newly-created board vacancies, our Board of Directors appointed John W. Griffin, M.D. to serve as an additional director of our company. Dr. Griffin has also been appointed to the Audit Committee and Compensation Committee of our Board of Directors.

     Dr.  Griffin is Professor  and Director of the  Department  of Neurology at
Johns Hopkins  University  School of Medicine and Professor of Neuroscience  and
Pathology and  Neurologist-in-Chief  at Johns Hopkins Hospital.  Dr. Griffin has
been on the faculty at Johns Hopkins since 1976,  and Professor of Neurology and
Neuroscience  since 1986. Dr. Griffin is President of the American  Neurological
Association  and was Past  President  of the  Peripheral  Nerve  Society and the
Society  for  Experimental  Neuropathology,  and  in  2005  was  elected  to the
Institute of Medicine of the National Academy of Science.

     Dr.  Griffin  trained  and was a medical  intern and  resident  at Stanford
University School of Medicine and did his neurology  residency at Johns Hopkins, before going to the NIH as a Clinical Associate.

     Dr.  Griffin's  clinical  and  research  career  has  been  devoted  to the neurobiology and neuropathology of the peripheral nervous system, and to studies of peripheral neuropathies. Dr. Griffin's honors include Jacob Javits Award from the NIH, and multiple  teaching awards,  including the Professor's  Award of the
Johns Hopkins  University  School of Medicine.  Dr. Griffin has given many named lectures,  including the Robert  Wartenberg  Lecture of the American  Academy of
Neurology and the Soriano Lecture of the American Neurological Association.  Dr.
Griffin is a former  member of the  National  Advisory  Council to the  National
Institute  of  Neurologic  Disease  and  Stroke  and is  currently  Chair of the
Burroughs  Wellcome Fund Program in Translational  Research.  Dr. Griffin is the
Editor-in-Chief of the journal, NATURE NEUROLOGY.

ITEM 7.01      REGULATION FD DISCLOSURE

     On  July  20,  2005,  our  Chief  Executive  Officer  mailed  a  Letter  to
Shareholders  concerning  the Company's  activities.  A copy of the  Shareholder
Letter is annexed hereto as Exhibit 99.1.

ITEM 8.01.     OTHER EVENTS.

     On June 22, 2005, CepTor  Corporation  issued a press release  concerning a
NEW ENGLAND JOURNAL OF MEDICINE article implicating calpain in Duchenne Muscular
Dystrophy and other neuromuscular and neurodegenerative  Diseases.  Exhibit 99.2 to this Form 8-K is incorporated herein by reference.

     On July 13, 2005, CepTor  Corporation issued a press release concerning its
orphan  drug  development   pipeline   featured  in  the  publication,   GENETIC
ENGINEERING  NEWS.  Exhibit  99.3 to this  Form 8-K is  incorporated  herein  by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.    Description
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     99.1           Shareholder Letter

     99.2           Press Release of the Company dated June 22, 2005

     99.3           Press Release of the Company dated July 13, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            CEPTOR CORPORATION

Date: July 20, 2005
                                            By: /s/ William H. Pursley
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                                            William H. Pursley,
                                            Chairman and Chief Executive Officer

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